UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2009

STREAM GLOBAL SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33739	26-0420454
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 William Street, Suite 310, Wellesley, Massachusetts	02481
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 304-1800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Stream Global Services, Inc. (“Stream”) is filing this Current Report on Form 8-K for the purpose of updating the description of its capital stock contained in the registration statement on Form 8-A (File No. 001-33739) filed with the Securities and Exchange Commission (the “SEC”) on October 12, 2007 pursuant to Section 12(b) of the Securities Exchange Act of 1934 (as amended) (the “Exchange Act”). To the extent the following description is inconsistent with prior filings, it modifies and supersedes those filings. This description will be available for incorporation by reference into certain of the Company’s filings with the SEC under the Securities Act of 1933, as amended, and the Exchange Act, including registration statements.

DESCRIPTION OF CAPITAL STOCK

General

We are currently authorized to issue up to 200,000,000 shares of common stock, par value $.001 per share, 11,000,000 shares of non-voting common stock, $.001 par value per share, and 1,000,000 shares of preferred stock, par value $.001 per share. As of October 1, 2009, there were 68,091,664 shares of common stock and 9,800,000 shares of non-voting common stock outstanding.

Units

We issued units in connection with our initial public offering, each consisting of a share of common stock and a warrant. Each warrant entitles the holder to purchase a share of common stock. The common stock and warrants started separately trading on November 27, 2007.

Common Stock

Holders of common stock have one vote per share and the right to vote on the election of our directors and all other matters requiring stockholder action. Holders of common stock are entitled to receive such dividends, if any, as may be declared from time to time by our board of directors in its discretion out of funds legally available therefor. The payment of dividends, if ever, on the common stock may be subject to the prior payment of dividends on any outstanding preferred stock with dividend rights. Upon our dissolution, our common stockholders will be entitled to receive pro rata all assets remaining available for distribution to stockholders after payment of all liabilities and provision for the liquidation of any shares of preferred stock with preferential liquidation rights, if any, at the time outstanding.

Non-Voting Common Stock

Our non-voting common stock is equivalent to our common stock, except that our non-voting common stock has no voting rights other than as required by law, and is currently convertible into our common stock at our option or at the option of each holder at any time.

Preferred Stock

Our third amended and restated certificate of incorporation authorizes the issuance of 1,000,000 shares of blank check preferred stock with such designation, rights and preferences as may be determined from time to time by our board of directors. Our board of directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of common stock. We may issue some or all of the preferred stock to effect a future business combination. In addition, the preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of us.

Warrants

In connection with our initial public offering, we issued warrants to purchase 31,250,000 shares of our common stock to the public as part of our units. As of October 1, 2009, we had repurchased 10,728,382 warrants, and there were 1,291,045 shares of common stock underlying warrants embedded in our units and 19,230,573 warrants outstanding. Each warrant entitles the holder to purchase one share of our common stock at a price of $6.00 per share, subject to adjustment as discussed below, provided that there is an effective registration statement covering the shares of common stock underlying the warrants in effect.

The warrants will expire on October 17, 2011 at 5:00 p.m., New York City time. We may call the warrants for redemption at any time after the warrants become exercisable:

•	in whole and not in part;

•	at a price of $0.01 per warrant at any time after the warrants become exercisable;

•	upon a minimum of 30 days prior written notice of redemption to each warrant holder; and

•

if, and only if, the last sale price of the common stock equals or exceeds $11.50 per share, for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to warrant holders.

The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances, including in the event of a stock dividend, extraordinary dividend or our recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of common stock at a price below their respective exercise prices.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified or official bank check payable to us, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of common stock and any voting rights until they exercise their warrants and receive shares of common stock. After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

No warrants will be exercisable unless at the time of exercise a prospectus relating to common stock issuable upon exercise of the warrants is current and the common stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of the warrant agreement, we have agreed to use our best efforts to maintain a current registration statement relating to the common stock issuable upon the exercise of the warrants until the expiration of the warrants

No fractional shares of common stock will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round up to the nearest whole number the number of shares of common stock to be issued to the warrant holder.

Transfer Agent and Warrant Agent

Our transfer agent for our units and common stock and warrant agent for our warrants is Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004.

Listing

Our common stock, warrants and units are listed on NYSE Amex and trade under the symbols “OOO”, “OOO.WS” and “OOO.U”, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STREAM GLOBAL SERVICES, INC.

Date: October 7, 2009	By:	/s/ R. SCOTT MURRAY
	Name:	R. Scott Murray
	Title:	President and Chief Executive Officer